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                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION
                                       OF
                        BROADWAY SERIES ASSOCIATES, INC.

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above corporation have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; all as prescribed by the provisions of the Indiana Business Corporation law, as amended.


NOW, THEREFORE, I hereby issue to such corporation this Certificate of Incorporation, and further certify that its corporate existence will begin February 19, 1996.
















                                            In Witness Whereof, I have hereunto
                                            set my hand and affixed the seal of
                                            the State of Indiana, at the City of
                                            Indianapolis, this Nineteenth day of
                                            February , 1996.


                                            /s/ Sue Ann Gilroy
                                            -----------------------------------
                                            SUE ANNE GILROY, Secretary of State


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ARTICLES OF INCORPORATION




Name of Corporation

BROADWAY SERIES ASSOCIATES, INC.

Name of Registered Agent

ALAN MEREDITH, ESQ.

Address of Registered Office

821 Mount Tabor Road, Suite 304
New Albany, Indiana 47150

Principal Address of Corporation

611 West Main Street
Louisville, KY 40202

Number of shares  - 100


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      Name                      Address               City       State     Zip
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BRADLEY L. BROECKER       611 WEST MAIN STREET     LOUISVILLE      KY     40202
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16th February, 1996

/s/ Bradley L. Broecker
-----------------------
Bradley L. Broecker


Amy Broecker Kessler, Esq.
611 West Main Street, Louisville, KY 40202


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